Exhibit 10.19


                                                                      As Amended
                                                                January 27, 1987
                                                                   June 30, 1993
                                                                   June 20, 1996




                        STOCK OPTION AND SAR PLAN OF THE
                        --------------------------------
                             DEL E. WEBB CORPORATION
                             -----------------------


1.   Purpose of Plan
     ---------------

     The purpose of this Plan is to enable Del E. Webb Corporation and certain of its Subsidiaries to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to obtain Shares of the Company's common stock on terms which will give them a more direct and continuing interest in the future success of the Company's business. It is intended that options granted hereunder may be either Incentive Stock Options under section 422A of the Internal Revenue Code or nonqualified options and that SARs may be granted and exercised together with either of these two types of options or independently from any such option, subject to the terms and conditions specified hereinafter.

2.   Definition
     ----------

     When used in the Plan, the following terms shall have the meaning specified below.

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1954, as amended and any successor provision.

     (c) "Committee" means a committee established by the Board consisting of three or more members of the Board, none of whom is eligible to receive options under the Plan and each of whom is a "disinterested" person (within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934). The Human Resources Committee may be this committee if it meets these qualifications.

     (d)  "Company" means Del E. Webb Corporation, an Arizona corpo ration.

     (e) "Employees" means employees, (including employees who are directors and/or officers) regularly employed on a salary basis by the Company or by a Subsidiary.

     (f) "Incentive Stock Option" means an option designed to meet the requirements of Section 422A(b) of the Code.

     (g) "Optionee" means a person to whom an option or an SAR has been granted under this Plan which has not expired or been fully exercised, surrendered, or forfeited.

     (h)  "Plan"  means the Del E. Webb  Corporation  1986 Stock  Option and SAR
          Plan.

     (i)  "SARs" means stock appreciation rights granted under the Plan.

     (j) "Shares" means shares of common stock of the Company, or such other substituted shares as may replace them pursuant to section 5 hereof.

     (k) "Subsidiary" means a subsidiary corporation of the Company (within the meaning of section 425(f) of the Code).

3.   Administration
     --------------

     The Plan shall be administered by the Committee which shall adopt by resolution such rules and regulations as may be required in order to carry out the purpose of the Plan, as well as the form of option and SAR agreements and any other forms required in connection with the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the Committee and the determination of such majority shall be final and binding upon all persons in interest, including the Company and its shareholders and all Optionees.

4.   Number of Shares
     ----------------

     The grants of options or SARs to obtain common stock of the Company shall not permit the acquisition of a number of Shares which in the aggregate exceeds 600,000 Shares; provided, however, that in the event that options or SARs granted under the Plan shall terminate or expire without being exercised, in whole or in part, the Shares subject to such unexercised options may again be subjected to an option or SAR under this Plan. Provided further, the number of Shares shall be adjusted to reflect changes or other adjustments in the number of outstanding Shares as hereinafter provided in section 5. The Shares to be so made subject to an option or SAR under this Plan shall be shares of common stock of the Company either held in the Company's treasury or authorized and unissued common stock of the Company, or some of each. The Company shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those subject to an option or SAR under this Plan.

5.   Change in Capitalization
     ------------------------

     In the event that the common stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by merger, consolidation, reorganization, recapitalization, combination of shares or otherwise), then there shall be substituted for each Share heretofore appropriated for use in the Plan the number and kind of shares of stock or other securities into which each such Share shall be exchanged. In the event that there should be any change in the number or kind of outstanding Shares of the common stock of the Company, or of any stock or other securities into which it shall have been changed, or for which it shall have been exchanged by stock dividend or stock split, or the stock of a wholly-owned Subsidiary corporation shall have been distributed to the stockholders of the Company, and this action equitably requires an adjustment in the number or kind of Shares then subject to options or SARs or an adjustment in the number or kind of Shares which may become subject to an option or SAR under this Plan and an adjustment in the option or SAR exercise prices therefor, such adjustment or adjustments shall be made in accordance with the determination by the Committee, and notice thereof shall be given by the Company to each Optionee and such adjustment shall be effective and binding for all purposes of this Plan.

6.   Granting of Options
     -------------------

     The Committee is authorized to grant options to selected Employees pursuant to this Plan during the calendar year 1986 and in any calendar year thereafter to December 31, 1995 but not thereafter. The number of Shares optioned in each year, the Employees to whom options are granted, and the number of Shares optioned to each Employee selected, shall be wholly within the discretion of the Committee, subject to the limitations prescribed in section 4 and provided that the aggregate fair market value of the stock for which any Employee may be granted Incentive Stock Options in any calendar year under the Plan and all other Incentive Stock Option plans maintained by the Company and its parent and Subsidiary corporations shall not exceed the sum of $100,000 plus any unused limit carryover applicable to such year under section 422A(c) (4) of the Code.

7.   Terms of Stock Options
     ----------------------

     Stock options granted under this Plan shall be evidenced by a written agreement indicating whether the option being granted is an Incentive Stock Option, a nonqualified option, or a combination of these two types and also whether or not the option is initially coupled with an SAR. Nonqualified options shall not be granted in tandem with an Incentive Stock Option under terms providing that the exercise of one affects the right to exercise the other. Each stock option agreement shall specify the number of Shares subject to the option, the option exercise price per Share, and the times at which the option may be exercised. In addition, each such agreement shall ensure that the option complies with the following conditions and shall explicitly include terms indicating compliance with the rules in paragraphs (b), (c), and (g) below.

     (a) The option exercise price shall be fixed by the Committee but shall in no event be less than 100 percent of the fair market value of the Shares subject to the option on the date the option is granted, except in the case of an Incentive Stock Option granted to an Employee who at the time the option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or Subsidiary corporations, the option price shall be at least 110 percent of the fair market value of the stock subject to the option.

     (b) Options shall not be transferable otherwise than by will or by the laws of descent and distribution. No option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

     (c) Each option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten years after  the  date on  which  it was  granted)  as shall be fixed by the
          Committee,  provided  that in the case of an  Incentive  Stock  Option granted to an Employee who at the time the option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary corporations such option by its terms will not be exercisable after the expiration of five years from the date the option is granted.

     (d) During the lifetime of an Optionee, his option shall be exercisable only by him and only while employed by the Company or a Subsidiary, or within (i) one year after termination of employment in the case of any Employee who is disabled (within the meaning of section 105(d)(4) of the Code) or (ii) three months after he otherwise ceases to be so employed (but in any event not later than the end of the period fixed by the Committee in accordance with the provisions of paragraph (c) of this section 7), if and to the extent the option was exercisable by him on the last day of such employment.

     (e) If an Optionee dies within a period during which his option could have been exercised by him, his option may be exercised at any time during the period in which Optionee could have exercised the option had Optionee survived (or such other or shorter period as may be provided by the Committee in accordance with applicable regulations issued with respect to the Code).

     (f) Subject to the foregoing terms and to such additional or different terms regarding the exercise of the options as the Committee may fix at time of grant, options may be exercised in whole at one time or in part from time to time.

     (g) No Incentive Stock Option granted under the Plan shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any Incentive Stock Option which was granted before the granting of such option, to such Optionee to purchase stock in the Company or in any corporation which (at the time of the granting of such option) was a parent or Subsidiary corporation of the Company or a prede cessor corporation of any such corporations. Under section 422A(c)(7) of the Code, an Incentive Stock Option is treated as outstanding until such option is exercised in full or expires by reason of lapse of time. These rules shall not apply to any nonqualified options granted under the Plan.

8.   Granting of SARs
     ----------------

     The Committee may from time to time grant SARs in conjunction with all or any part of any option granted under the Plan either (i) at the time of the initial option grant (not including any subsequent modification that may be treated as a new grant of an Incentive Stock Option for purposes of Code section 425(h)) or (ii) with respect to nonqualified options, at any time thereafter while the nonqualified option is outstanding. At any time and for any period during which options could have been granted and allowed to be exercised under this Plan, stand-alone SARs may also be granted and allowed to be exercised other than in conjunction with an option granted under the Plan.

9.   Terms of SARs
     -------------

     SARs granted under the Plan shall comply with the following conditions and also with the terms of the agreement governing the SARs or an option in conjunction with which the SARs may be granted.

     (a) Upon the exercise of an SAR, the Optionee shall be entitled to receive payment equal to the excess of the aggregate fair market value of the Shares with respect to which the SAR is then being exercised (determined as of the date of such exercise) over (i) the aggregate option exercise price of such Shares, or (ii) in the case of a stand-alone SAR, the fair market value of such Shares on the date of the SAR grant. Payment may be made in Shares, valued at their fair market value on the date of exercise, or in cash or partly in Shares and partly in cash, as set forth in the governing agreement.

     (b) SARs shall be exercisable only during such periods as may be permissible without causing the Optionee to incur liability under
          Section 16(b) of the Securities Exchange Act of 1934. In addition, SARs that are tied to a related option shall be exercisable (i) only at such time or times and only to the extent that the option to which they relate shall be exercisable; (ii) only when the fair market value of the Shares subject to the related option exceeds the exercise price of that option; and (iii) only upon surrender of the related option or any part thereof with respect to the Shares for which the SARs are then being exercised.

     (c) All SARs granted under the Plan shall by their terms not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee, only by the Optionee or, in the event he becomes legally incompetent, his legal representative.

     (d) Upon exercise of an SAR, a corresponding number of Shares subject to the SAR (or to the related option, if there is such an option) shall be canceled. Such canceled Shares shall be charged against the Shares reserved for the Plan to the extent of the SAR exercise (or, in the case of a related option, as if the option had been exercised to such extent) and shall not be available for future option or SAR grants under the Plan.

10.  Reorganization of the Company
     -----------------------------

     In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation shall assume the outstanding options granted under this Plan or shall substitute new options for them.

11.  Delivery of Shares
     ------------------

     No Shares shall be delivered upon the exercise of an option or SAR until the price, if any, that is due upon exercise has been paid in full in cash, or, at the discretion of the Committee, in whole or in part in the Company's common stock owned by the Optionee valued at fair market value on the date of exercise. If required by the

     Committee, no Shares will be delivered upon the exercise of an option or SAR until the Optionee has given the Company (a) a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of any such Shares, (b) a written agreement not to sell any Shares received upon the exercise of the option or SAR or any other Shares that he may then own or thereafter acquire except either (i) through a broker on the New York Stock Exchange or another national securities exchange or (ii) with the prior written agreement of the Company, and (c) an agreement satisfactory to the Committee providing for either payment by the Optionee to the Company or permitting deduction by the Company from any amounts owing to Optionee of an amount equal to any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares being acquired by the Optionee. The granting of any option or SAR and the obligation of the Company to sell and deliver stock under any option or SAP shall be subject to the approval of any governmental authority which may be required in connection either with the grant of the option or SAR or with the authorization, issuance or sale of such stock.

12.  Continuation of Employment
     --------------------------

     Neither this Plan nor any option or SAR granted hereunder shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate his employment at any time.

13.  Amendments
     ----------

     The Board may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration; provided, however, that subject to the provisions of Section 5, unless the stockholders of the Company shall have first approved thereof, (i) the total number of Shares authorized under the Plan shall not be increased, (ii) the minimum exercise price specified in section 7, the SAR settlement formula specified in section 9, and the exercise price (or formula for its computation) as to previously granted options or SARs, shall not be changed, except that stockholder approval shall not be required if the minimum option price is increased, (iii) no option shall be exercisable more than ten years after the date it is granted, (iv) no change shall be made in the class of Employees to whom options may be granted or awards made, and (v) the expiration date of this Plan shall not be extended. The expiration date shall be December 31, 1995, or such earlier date as the Board, in its discretion, may determine. Any option outstanding under the Plan at the date of termination shall remain in effect until it shall have been exercised or it shall have expired as herein otherwise provided.

14.  Effective Date
     --------------

     The Plan is effective January 1, 1986; provided that this Plan is approved by the stockholders at the next annual meeting of the stockholders or at a special meeting held for that purpose within twelve months after the effective date of the Plan. No termination or amendment of the Plan may adversely affect the rights of an Optionee as to any previously granted option or SAP without his consent.

                                    EXHIBIT A

                         1986 Stock Option and SAR Plan

1.   Paragraph 6 shall be amended as follows:

     The Committee is authorized to grant options to selected Employees pursuant to this Plan during the calendar year 1986 and any calendar year thereafter to December 31, 1995, but not thereafter. The number of shares optioned in each year, the Employees to whom options are granted, and the number of Shares optioned to each Employee selected shall be wholly within the discretion of the Committee, subject to the limitations described in Section 4 and provided that the aggregate fair market value of option stock (determined at the time of the Incentive Stock Option grant) for which Incentive Stock Options are exercisable for the first time under the terms of the Plan and all other Incentive Stock Option plans maintained by the Company and its parent and Subsidiary corporations, by any employee during any calendar year after December 31, 1986, cannot exceed $100,000.

2. Paragraph 7(g) shall be amended by inserting the language "prior to January 1, 1987" into the first sentence thereof as follows:

     7(g) No Incentive Stock Option granted under the Plan prior to January 1, 1987 shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any Incentive Stock Option which was granted before the granting of such option . .

                      AMENDMENTS TO DEL E. WEBB CORPORATION
                             1981 STOCK OPTION PLAN
                                       AND
                         1986 STOCK OPTION AND SAR PLAN

     RESOLVED, that in accordance with the respective provisions of each Plan, the Board of Directors proposes to exercise its retained authority to amend each Plan by adding a provision to each Plan to the following effect:

          "Cancellation of Options. With the written consent of consent of an Optionee, the Company may at any time cancel all or any part of any unexercised Stock Option [or SAR] previously granted hereunder, whereupon any Shares subject to such canceled Stock Option or SAR may again be subjected to a Stock Option or SAR granted under this Plan."

                                SECOND AMENDMENT
                                     TO THE
                         1986 STOCK OPTION AND SAR PLAN
                           OF THE DEL WEBB CORPORATION


     1. This Second Amendment shall only amend that Section specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

     2. Section 11 of the Plan is hereby amended and restated as follows:

          No Shares shall be delivered upon the exercise of an option or SAR until the price, if any, that is due upon exercise has been paid in full in cash, or, at the discretion of the Committee, in whole or in part in the Company's common stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Committee, no Shares will be delivered upon the exercise of an option or SAR until the Optionee has given the Company (a) a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of any such Shares, or (b) a written agreement not to sell any Shares received upon the exercise of the option or SAR or any other Shares that he may then own or thereafter acquire except either (i) through a broker on the New York Stock Exchange or another national securities exchange or
          (ii) with the prior written agreement of the Company. With respect to withholding required upon the exercise of an option or upon any other taxable event, Optionees shall satisfy all Federal, state and local taxes required by law to be withheld by having the Company withhold Shares (to the extent that Shares are issued) having a fair market value on the date the tax is to be determined equal to the maximum marginal total tax which would be imposed on the transaction. The granting of any option or SAR and the obligation of the Company to sell and delivery stock under any option or SAR shall be subject to the approval of any governmental authority which may be required in connection either with the grant of the option or SAR or with the authorization, issuance or sale of such stock.

     3.   This Second Amendment shall be effective June 30, 1993.
                                 -2-